UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23340

Name of Fund:   Managed Account Series II

                                              BlackRock U.S. Mortgage Portfolio

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series II, 55 East 52nd Street, New York, NY 10055

Registrant’s	telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2020

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Semi-Annual Report (Unaudited)

Managed Account Series II

•	BlackRock U.S. Mortgage Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2019	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2019, the Fund’s Institutional Shares outperformed its benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, while the Fund’s Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

The largest contributor to the Fund’s performance relative to the benchmark during the period was tactical positioning within the agency mortgage-backed securities (“MBS”) market. In addition, out-of-benchmark allocations to securitized assets such as commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and asset-backed securities (“ABS”) added to performance. Strategies that seek to optimize the blend of to-be-announced securities and specified mortgage pools to replicate the benchmark also helped Fund performance.

The largest detractor from performance over the period was the Fund’s macro overlay strategies, most notably positioning along the yield curve and stance with respect to overall portfolio duration and corresponding interest rate sensitivity.

Describe recent portfolio activity.

During the six-month period, the Fund added to its agency MBS exposure, primarily in the form of pass-through issues. Allocations to securitized assets such as CMBS and CLOs were reduced during the period. Within the Fund’s CMBS allocation, the Fund reduced its allocations to multifamily housing issues. The Fund increased its allocation to high quality auto receivables within ABS. The Fund’s allocation to Treasury inflation-protected securities was increased slightly. Finally, the Fund’s duration stance was moved from slightly overweight relative to the benchmark to slightly underweight.

The Fund held a small percentage of assets in derivatives as a means to manage risk against allocations in MBS and securitized assets. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period positioned overweight in agency MBS, on the view that valuations were attractive relative to comparable asset classes. The Fund’s agency MBS positioning was focused on 30-year conventional mortgages, with an emphasis on higher coupons supported by attractive valuations and a constructive fundamental and technical outlook. Within Government National Mortgage Association securities, the Fund had an up-in-coupon bias. Within ABS, the investment adviser favored prime auto exposure. Finally, the Fund was positioned slightly underweight duration and corresponding interest rate sensitivity relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock U.S. Mortgage Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of at Total Investments	(a)
U.S. Government Sponsored Agency Securities	91%
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	3
U.S. Treasury Obligations	1

(a)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa(c)	98%
AA/Aa	1
A	—	(d)
BBB/Baa	—	(d)
BB/Ba	—	(d)
CC/Ca	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

Performance Summary for the Period Ended October 31, 2019

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.45%	2.33%	3.86%	8.73%	N/A	3.00%	N/A	4.70%	N/A
Investor A	2.11	1.91	3.73	8.47	4.13%	2.73	1.89%	4.40	3.98%
Investor C	1.46	1.24	3.34	7.56	6.56	1.96	1.96	3.63	3.63
Bloomberg Barclays U.S. Mortgage- Backed Securities Index(c)	—	—	3.79	8.87	N/A	2.67	N/A	3.10	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests primarily in mortgage-related securities. Under normal circumstances, the Fund will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Mortgage Portfolio (the “Predecessor Fund”), a series of Managed Account Series, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemptions of Fund Shares.

Performance results may include adjustments for financial reporting purpose in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2019 (continued)	BlackRock U.S. Mortgage Portfolio

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (b)	Ending Account Value (10/31/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,038.60	$4.20	$2.31	$1,000.00	$1,021.01	$4.17	$1,022.87	$2.29
Investor A	1,000.00	1,037.30	5.48	3.58	1,000.00	1,019.76	5.43	1,021.62	3.56
Investor C	1,000.00	1,033.40	9.30	7.41	1,000.00	1,015.99	9.22	1,017.85	7.35

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.82% for Institutional, 1.07% for Investor A and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Investor A and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of December 6, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares performance shown prior to the Investor C Shares inception date of December 6, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2019 and held through October 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	THE BENEFITS AND RISKS OF LEVERAGING

Schedule of Investments (unaudited) October 31, 2019	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 6.6%
American Express Credit Account Master Trust, Series 2017-7, Class A, 2.35%, 05/15/25	USD	250	$253,678
BSPRT Issuer Ltd., Series 2018-FL3, Class A, (LIBOR USD 1 Month + 1.05%), 2.96%, 03/15/28(a)(b)		1,940	1,938,954
CarMax Auto Owner Trust:
Series 2018-3, Class A4, 3.27%, 03/15/24		540	557,120
Series 2019-3, Class A4, 2.30%, 04/15/25		2,030	2,050,535
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 2A4, (LIBOR USD 1 Month + 0.90%), 2.72%, 11/25/34(a)		16	16,381
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.36%, 08/15/30(a)(b)		1,000	998,016
Ford Credit Auto Owner Trust, Series 2019-B, Class A4, 2.24%, 10/15/24		3,860	3,902,266
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A4, 2.21%, 11/18/24		1,440	1,455,979
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		369	367,728
LMREC, Inc., Series 2016-CRE2, Class A, (LIBOR USD 1 Month + 1.70%), 3.55%, 11/24/31(a)(b)		96	96,330
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 1.93%, 11/25/36(a)		10	4,671
Mosaic Solar Loan Trust, Series 2019-2A, Class A, 2.88%, 09/20/40(b)		110	109,962
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34(b)		418	420,941
Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.16%, 11/15/22		1,300	1,301,486
SMB Private Education Loan Trust, Series 2015-C, Class A3, (LIBOR USD 1 Month + 1.95%), 3.87%, 08/16/32(a)(b)		500	513,349
Toyota Auto Receivables Owner Trust, Series 2019-C, Class A4, 1.88%, 11/15/24		3,460	3,462,538
USAA Auto Owner Trust, Series 2019-1, Class A4, 2.14%, 11/15/24		1,230	1,239,897

Total Asset-Backed Securities — 6.6% (Cost: $18,561,214)			18,689,831

Non-Agency Mortgage-Backed Securities — 8.5%

Collateralized Mortgage Obligations — 1.0%
Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 07/25/19		4	3,737
Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 3.98%, 10/25/35(d)		177	179,276
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35		83	83,570
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		9	8,322
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50%, 11/25/57		445	463,689
Series 2018-3, Class MA, 3.50%, 08/25/57		608	634,382
Series 2018-4, Class MA, 3.50%, 03/25/58		1,075	1,121,389
Series 2019-2, Class MA, 3.50%, 08/25/58		364	380,545

			2,874,910

Commercial Mortgage-Backed Securities — 7.0%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(b)		370	401,810
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, 4.03%, 09/15/34(b)(d)		210	210,921

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 4.96%, 12/15/36(b)(d)	USD	330	$330,929
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 2.76%, 01/15/33(b)(d)		150	149,927
BX Commercial Mortgage Trust, Series 2019- XL, Class D, 3.45%, 10/15/36(b)(d)		1,400	1,401,316
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.36%, 04/10/29(b)		950	959,720
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		1,934	1,990,690
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.78%, 11/10/31(b)(d)		400	408,275
Commercial Mortgage Trust:
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		345	367,650
Series 2015-CR23, Class CMB, 3.68%, 05/10/48(b)(d)		800	803,596
Series 2015-CR25, Class C, 4.54%, 08/10/48(d)		50	52,636
Series 2015-CR26, Class ASB, 3.37%, 10/10/48		400	416,264
Series 2017-PANW, Class A, 3.24%, 10/10/29(b)		1,580	1,647,420
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93%, 09/15/52		392	407,898
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(b)(d)		215	216,812
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class A, 5.37%, 05/03/32(b)		335	387,811
GS Mortgage Securities Trust, Series 2015- GC32, Class D, 3.35%, 07/10/48		54	51,739
Hudson Yards Mortgage Trust, Series 2019- 30HY, Class D, 3.44%, 07/10/39(b)(d)		208	216,585
IMT Trust, Series 2017-APTS, Class BFX, 3.50%, 06/15/34(b)(d)		1,250	1,301,499
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.39%, 06/13/52		343	368,390
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-NINE, Class A, 2.85%, 09/06/38(b)(d)		640	659,760
Morgan Stanley Capital I Trust:
Series 2014-150E, Class A, 3.91%, 09/09/32(b)		595	636,204
Series 2017-HR2, Class D, 2.73%, 12/15/50		80	73,028
Series 2018-SUN, Class A, 2.81%, 07/15/35(b)(d)		595	593,882
Series 2019-H6, Class A4, 3.42%, 06/15/52		567	609,137
Series 2019-H7, Class A4, 3.26%, 07/15/52		704	748,083
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, 2.98%, 06/15/35(b)(d)		178	177,012
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)		1,072	1,070,456
UBS Commercial Mortgage Trust, Series 2019- C17, Class A4, 2.92%, 10/15/52		1,183	1,215,633
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, 4.07%, 12/15/36(b) (d)		99	98,565
WFRBS Commercial Mortgage Trust:
Series 2014-C21, Class A4, 3.41%, 08/15/47		675	708,009
Series 2014-C22, Class C, 3.76%, 09/15/57(d)		63	63,995

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-LC14, Class A4, 3.77%, 03/15/47	USD	900	$953,792

			19,699,444

Interest Only Commercial Mortgage-Backed Securities — 0.5%(d)
BANK, Series 2017-BNK9, Class XA, 0.81%, 11/15/54		4,325	230,116
CSAIL Commercial Mortgage Trust:
Series 2018-C14, Class XA, 0.57%, 11/15/51		1,298	54,110
Series 2019-C16, Class XA, 1.57%, 06/15/52		3,983	486,530
UBS Commercial Mortgage Trust, Series 2019- C17, Class XA, 1.64%, 10/15/52		3,327	382,788
Wells Fargo Commercial Mortgage Trust, Series 2017-C41, Class XA, 1.22%, 11/15/50		3,865	298,899

			1,452,443

Total Non-Agency Mortgage-Backed Securities — 8.5% (Cost: $23,497,630)			24,026,797

U.S. Government Sponsored Agency Securities — 170.0%

Collateralized Mortgage Obligations — 3.6%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4.00%, 09/15/54		305	370,182
Federal Home Loan Mortgage Corp. Variable Rate Notes(a):
Series 2411, Class FJ, (LIBOR USD 1 Month + 0.35%), 2.27%, 12/15/29		4	4,348
Series 4901, Class BF, (LIBOR USD 1 Month + 0.40%), 2.32%, 07/25/49		996	995,150
Federal National Mortgage Association:
Series 2010-134, Class KZ, 4.50%, 12/25/40		736	796,345
Series 2010-141, Class LZ, 4.50%, 12/25/40		626	674,007
Series 2011-8, Class ZA, 4.00%, 02/25/41		1,145	1,214,782
Series 2011-131, Class LZ, 4.50%, 12/25/41		413	446,159
Federal National Mortgage Association Variable Rate Notes, Series 2019-39, Class LF, (LIBOR USD 1 Month + 0.45%), 2.27%, 08/25/49(a)		1,084	1,082,556
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		104	116,305
Series 2016-123, Class LM, 3.00%, 09/20/46		200	211,434
Series 2019-5, Class P, 3.50%, 07/20/48		784	811,367
Series 2019-29, Class HY, 3.50%, 03/20/49		100	108,706
Government National Mortgage Association Variable Rate Notes:
Series 2014-107, Class WX, 6.82%, 07/20/39(e)		406	462,965
Series 2019-21, Class FL, (LIBOR USD 1 Month + 0.45%), 2.30%, 02/20/49(a)		1,412	1,412,826
Series 2019-89, Class FH, (LIBOR USD 1 Month + 0.40%), 2.25%, 07/20/49(a)		1,437	1,435,893

			10,143,025

Commercial Mortgage-Backed Securities — 0.9%
Federal Home Loan Mortgage Corp. Variable Rate Notes(e):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		890	934,798
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		736	771,061

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association ACES Variable Rate Notes, Series 2019-M1, Class A2, 3.56%, 09/25/28(e)	USD	437	$481,676
Government National Mortgage Association:
Series 2019-7, Class V, 3.00%, 05/16/35		92	97,385
Series 2019-53, Class V, 2.75%, 08/16/31		241	249,069

			2,533,989

Interest Only Collateralized Mortgage Obligations — 1.7%
Federal Home Loan Mortgage Corp., Series 4062, Class GI, 4.00%, 02/15/41		319	29,750
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 4901, Class CS, (LIBOR USD 1 Month + 6.10%), 4.18%, 07/25/49(a)		1,283	226,814
Federal National Mortgage Association:
Series 2013-10, Class PI, 3.00%, 02/25/43		1,220	106,700
Series 2014-68, Class YI, 4.50%, 11/25/44		524	85,489
Series 2017-68, Class IE, 4.50%, 09/25/47		1,861	319,203
Series 2018-63, 3.00%, 09/25/48		2,473	355,835
Federal National Mortgage Association Variable Rate Notes(a):
Series 2016-60, Class SD, (LIBOR USD 1 Month + 6.10%), 4.28%, 09/25/46		2,114	374,172
Series 2016-78, Class CS, (LIBOR USD 1 Month + 6.10%), 4.28%, 05/25/39		2,706	485,393
Series 2016-81, Class CS, (LIBOR USD 1 Month + 6.10%), 4.28%, 11/25/46		1,412	241,171
Series 2017-70, Class SA, (LIBOR USD 1 Month + 6.15%), 4.33%, 09/25/47		1,388	285,829
Series 2019-25, Class SA, (LIBOR USD 1 Month + 6.05%), 4.23%, 06/25/49		6,431	1,294,831
Series 2019-35, Class SA, (LIBOR USD 1 Month + 6.10%), 4.28%, 07/25/49		939	165,450
Government National Mortgage Association:
Series 2014-113, Class NI, 5.00%, 07/20/44		665	124,638
Series 2017-139, Class IB, 4.50%, 09/20/47		1,471	218,286
Series 2017-144, Class DI, 4.50%, 09/20/47		1,059	153,984
Series 2018-89, Class CI, 5.00%, 12/20/47		1,417	289,130

			4,756,675

Interest Only Commercial Mortgage-Backed Securities — 2.4%
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2015-K718, Class X2A, 0.10%, 02/25/48(b)(e)		65,811	112,570
Series K722, Class X1, (LIBOR USD 1 Month + 0.00%), 1.31%, 03/25/23(a)		3,760	134,176
Government National Mortgage Association Variable Rate Notes(e):
Series 2013-63, 0.79%, 09/16/51		20,151	1,017,672
Series 2016-45, 1.01%, 02/16/58		7,538	515,706
Series 2016-67, 1.17%, 07/16/57		5,401	414,818
Series 2016-151, 1.09%, 06/16/58		21,681	1,661,826
Series 2016-175, 0.92%, 09/16/58		7,788	553,541
Series 2017-53, 0.69%, 11/16/56		8,408	460,141
Series 2017-64, 0.72%, 11/16/57		13,991	874,236
Series 2017-127, 0.72%, 02/16/59		11,885	735,216
Series 2017-171, 0.70%, 09/16/59		6,952	433,912

			6,913,814

Mortgage-Backed Securities — 161.4%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		1,856	1,886,773
3.00%, 09/01/27 - 11/01/48		9,053	9,315,856
3.50%, 12/01/40 - 01/01/48		13,592	14,330,586
4.00%, 08/01/40 - 07/01/48		4,952	5,330,661

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
4.50%, 07/01/26 - 09/01/48	USD	1,582	$1,705,424
5.00%, 05/01/35 - 02/01/42		1,538	1,691,662
5.50%, 02/01/35 - 06/01/41		767	861,692
6.00%, 08/01/28 - 11/01/39		27	30,790
Federal National Mortgage Association:
3.00%, 02/01/44		709	730,428
3.13%, 09/01/27		445	475,184
3.16%, 03/01/27		678	724,576
3.50%, 11/01/46		909	950,863
4.00%, 01/01/41		109	116,091
6.00%, 07/01/39		557	631,526
Government National Mortgage Association:
2.50%, 11/15/49(f)		597	604,929
3.00%, 02/15/45 - 12/20/46		6,674	6,903,112
3.00%, 08/20/46(g)		5,549	5,739,313
3.00%, 11/15/49(f)		8,214	8,455,279
3.50%, 01/15/42 - 10/20/46		9,147	9,595,096
3.50%, 03/20/46 - 08/20/49(g)		20,543	21,454,597
3.50%, 11/15/49(f)		6,721	6,975,138
4.00%, 04/20/39 - 01/15/48		7,521	7,933,958
4.00%, 11/15/49(f)		11,847	12,319,029
4.50%, 09/20/39 - 07/20/48		6,516	6,980,097
4.50%, 11/15/49 - 12/15/49(f)		30,449	31,867,464
5.00%, 12/15/34 - 07/20/44		2,605	2,886,698
5.00%, 11/15/49(f)		1,795	1,895,057
5.50%, 07/15/38 - 12/20/41		812	914,906
6.50%, 10/15/38 - 02/20/41		302	345,839
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		1,174	1,164,184
2.50%, 04/01/30 - 02/01/33		7,010	7,123,255
2.50%, 11/25/34 - 12/25/49(f)		12,038	12,020,137
3.00%, 04/01/28 - 11/01/48		31,386	32,319,224
3.00%, 11/25/34 - 12/25/49(f)		58,756	59,730,284
3.50%, 11/01/27 - 09/01/49		32,240	33,966,686
3.50%, 11/25/34 - 11/25/49(f)		26,403	27,134,470
4.00%, 08/01/31 - 09/01/49		39,814	42,840,253
4.00%, 11/25/34 - 12/25/49(f)		46,840	48,615,045
4.50%, 07/01/24 - 07/01/48		5,191	5,627,205
4.50%, 12/01/48(g)		3,587	3,914,420
4.50%, 11/25/49(f)		12,060	12,684,670
5.00%, 01/01/23 - 06/01/39		2,448	2,682,458
5.00%, 11/25/49(f)		2,846	3,043,775
5.50%, 06/01/24 - 03/01/40		1,084	1,216,686
5.50%, 11/25/49(f)		291	313,693
6.00%, 12/01/32 - 09/01/40		757	869,859
6.50%, 09/01/36 - 05/01/40		210	240,608

			459,159,536

Total U.S. Government Sponsored Agency Securities — 170.0% (Cost: $477,629,747)			483,507,039

U.S. Treasury Obligations — 1.4%
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24(g)		2,594	2,628,090
0.25%, 07/15/29		1,404	1,419,333

Total U.S. Treasury Obligations — 1.4% (Cost: $4,026,497)			4,047,423

Total Long-Term Investments — 186.5% (Cost: $523,715,088)			530,271,090

Security	Shares	Value

Short-Term Securities — 2.4%
Dreyfus Treasury Prime Cash Management Institutional Shares, 1.64%(h)	6,807,100	$6,807,100

Total Short-Term Securities — 2.4% (Cost: $6,807,100)		6,807,100

Total Options Purchased — 0.0% (Cost: $344,435)		133,343

Total Investments Before Options Written and TBA Sale Commitments — 188.9% (Cost: $530,866,623)		537,211,533

Total Options Written — (0.1)% (Premium Received — $348,517)		(290,141)

	Par (000)

TBA Sale Commitments — (39.8)%(f)

Mortgage-Backed Securities — (39.8)%
Government National Mortgage Association:
3.50%, 11/15/49 - 12/15/49	19,771	(20,508,299)
4.00%, 11/15/49	2,108	(2,191,990)
4.50%, 11/15/49	931	(974,641)
5.00%, 11/15/49	508	(536,317)
Uniform Mortgage-Backed Securities:
2.50%, 11/25/34 - 11/25/49	10,343	(10,410,009)
3.50%, 11/25/34 - 11/25/49	9,969	(10,238,957)
4.00%, 10/25/49 - 11/25/49	6,140	(6,371,021)
3.00%, 11/25/49 - 12/25/49	60,958	(61,914,104)

Total TBA Sale Commitments — (39.8)% (Proceeds: $112,639,301)		(113,145,338)

Total Investments Net of Options Written and TBA Sale Commitments — 149.0% (Cost: $417,878,805)		423,776,054

Liabilities in Excess of Other Assets — (49.0)%		(139,354,858)

Net Assets — 100.0%		$284,421,196

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Annualized 7-day yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	2.15%	09/05/19	Open	(a)	$2,642,437	$2,651,432	U.S. Treasury Obligations	Open/Demand(a)
BNP Paribas SA	2.07	10/09/19	11/13/19		5,574,712	5,581,764	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19		3,788,779	3,793,595	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19		6,169,962	6,177,805	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19		4,664,895	4,670,825	U.S. Government Sponsored Agency Securities	Up to 30 days
Citigroup Global Markets, Inc.	2.08	10/09/19	11/13/19		4,086,481	4,091,675	U.S. Government Sponsored Agency Securities	Up to 30 days
Credit Suisse AG NY Branch	2.08	10/18/19	11/20/19		9,936,982	9,943,297	U.S. Government Sponsored Agency Securities	Up to 30 days

					$36,864,248	$36,910,393

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts 90-day Eurodollar	19	12/16/19	$4,661	$3,911
U.S. Treasury Long Bond	1	12/19/19	161	1,717
U.S. Treasury Ultra Bond	2	12/19/19	380	(12,249)
U.S. Treasury 5 Year Note	20	12/31/19	2,384	13,498

				6,877

Short Contracts
U.S. Treasury 10 Year Note	186	12/19/19	24,235	(69,674)
U.S. Treasury 10 Year Ultra Note	21	12/19/19	2,984	23,386
U.S. Treasury 2 Year Note	175	12/31/19	37,730	(27,427)
90-day Eurodollar	11	03/16/20	2,706	(1,255)
90-day Eurodollar	11	06/15/20	2,708	(4,960)
90-day Eurodollar	5	09/14/20	1,232	(1,607)
90-day Eurodollar	5	12/14/20	1,232	(1,519)
90-day Eurodollar	5	03/15/21	1,233	(4,657)
90-day Eurodollar	5	06/14/21	1,233	(880)

				(88,593)

				$(81,716)

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	Bank of America NA	03/17/20	1.70%	USD	2,528	$52,207

										52,207

Put
5-Year Interest Rate Swap	2.13%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.13%	USD	7,900	3
2-Year Interest Rate Swap	2.00%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/22/20	2.00%	USD	20,600	1,963
5-Year Interest Rate Swap	2.72%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	2.72%	USD	2,580	19
10-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/20/20	3.20%	USD	6,800	102
10-Year Interest Rate Swap	1.70%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	03/17/20	1.70%	USD	2,528	27,635
10-Year Interest Rate Swap	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	8,700	51,414

										81,136

										$133,343

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value

Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	11/06/19	1.62%	USD	2,700	$(11,293)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.22%	Semi-Annual	Bank of America NA	11/14/19	1.22%	USD	3,700	(88)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.18%	Semi-Annual	Barclays Bank plc	12/04/19	1.18%	USD	4,000	(1,401)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.62%	Semi-Annual	Bank of America NA	12/11/19	1.62%	USD	2,700	(24,434)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Deutsche Bank AG	01/16/20	1.45%	USD	3,900	(25,144)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.89%	Semi-Annual	Citibank NA	05/01/20	1.89%	USD	18,000	(173,175)

										(235,535)

Put
5-Year Interest Rate Swap	2.33%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	11/25/19	2.33%	USD	12,320	(1)
10-Year Interest Rate Swap	1.62%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/11/19	1.62%	USD	2,700	(20,178)
10-Year Interest Rate Swap	1.86%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	1.86%	USD	2,900	(34,427)

										(54,606)

										$(290,141)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	8,244	$(190,087)	$(167,234)	$(22,853)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

3 month LIBOR	Quarterly	3.01%	Semi-Annual	09/30/20	USD	5,500	$66,713	$—	$66,713
3 month LIBOR	Quarterly	2.38%	Semi-Annual	05/03/21	USD	6,120	107,863	—	107,863
1.65%	Semi-Annual	3 month LIBOR	Quarterly	08/15/21	USD	900	(115)	—	(115)
1.68%	Semi-Annual	3 month LIBOR	Quarterly	06/24/22	USD	5,000	(37,690)	—	(37,690)
1.72%	Semi-Annual	3 month LIBOR	Quarterly	06/26/22	USD	1,300	(11,451)	—	(11,451)
1.84%	Semi-Annual	3 month LIBOR	Quarterly	07/18/22	USD	1,900	(24,759)	—	(24,759)
1.81%	Semi-Annual	3 month LIBOR	Quarterly	07/25/22	USD	1,400	(17,265)	—	(17,265)
1.78%	Semi-Annual	3 month LIBOR	Quarterly	07/26/22	USD	3,000	(35,141)	—	(35,141)
1.53%	Semi-Annual	3 month LIBOR	Quarterly	08/08/22	USD	4,000	5,050	—	5,050
3 month LIBOR	Quarterly	1.42%	Semi-Annual	09/10/22	USD	1,700	(6,439)	—	(6,439)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	01/29/23	USD	14,285	(543,908)	—	(543,908)
2.71%	Semi-Annual	3 month LIBOR	Quarterly	02/06/23	USD	14,245	(563,785)	—	(563,785)
3 month LIBOR	Quarterly	2.61%	Semi-Annual	02/07/24	USD	2,600	123,345	—	123,345
2.71%	Semi-Annual	3 month LIBOR	Quarterly	03/18/24	USD	6,400	(335,322)	—	(335,322)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	12/21/28	USD	1,000	(116,368)	—	(116,368)
2.64%	Semi-Annual	3 month LIBOR	Quarterly	03/14/29	USD	1,400	(129,901)	—	(129,901)
3 month LIBOR	Quarterly	2.44%	Semi-Annual	03/26/29	USD	1,480	111,493	—	111,493
3 month LIBOR	Quarterly	2.52%	Semi-Annual	04/08/29	USD	1,000	82,061	—	82,061
3 month LIBOR	Quarterly	1.45%	Semi-Annual	08/19/29	USD	1,100	(17,547)	—	(17,547)
3 month LIBOR	Quarterly	1.47%	Semi-Annual	09/09/29	USD	1,000	(13,489)	—	(13,489)
1.59%	Semi-Annual	3 month LIBOR	Quarterly	09/12/29	USD	700	1,649	—	1,649
1.61%	Semi-Annual	3 month LIBOR	Quarterly	10/01/29	USD	2,000	1,294	—	1,294

							$(1,353,712)	$—	$(1,353,712)

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	USD	3,100	$62,442	$322,481	$(260,039)
CMBX.NA.12.BBB-	3.00%	Monthly	JPMorgan Securities LLC	08/17/61	USD	1,365	63,900	94,813	(30,913)
CMBX.NA.12.BBB-	3.00%	Monthly	JPMorgan Securities LLC	08/17/61	USD	2,580	120,778	206,877	(86,099)
CMBX.NA.12.BBB-	3.00%	Monthly	JPMorgan Securities LLC	08/17/61	USD	2,535	118,671	210,768	(92,097)

							$365,791	$834,939	$(469,148)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	NR	USD	3,100		$(62,443)	$(352,953)	$290,510

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate

3 month LIBOR	London Interbank Offered Rate	1.90%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$—	$(167,234)	$499,468	$(1,876,033)	$—
OTC Swaps	834,939	(352,953)	290,510	(469,148)	—
Options Written	N/A	N/A	179,801	(121,425)	(290,141)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$42,512	$—	$42,512
Options purchased Investments at value — unaffiliated(b)	—	—	—	—	133,343	—	133,343
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	499,468	—	499,468
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,125,449	—	—	—	—	1,125,449

	$—	$1,125,449	$—	$—	$675,323	$—	$1,800,772

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	124,228	—	124,228
Options written Options written at value	—	—	—	—	290,141	—	290,141
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	22,853	—	—	1,853,180	—	1,876,033
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	822,101	—	—	—	—	822,101

	$—	$844,954	$—	$—	$2,267,549	$—	$3,112,503

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,241,826)	$—	$(1,241,826)
Options written	—	—	—	—	135,960	—	135,960
Swaps	—	(15,869)	—	—	(384,969)	—	(400,838)

	$—	$(15,869)	$—	$—	$(1,490,835)	$—	$(1,506,704)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(46,047)	—	(46,047)
Options purchased(a)	—	—	—	—	(167,969)	—	(167,969)
Options written	—	—	—	—	255,562	—	255,562
Swaps	—	(232,358)	—	—	(976,321)	—	(1,208,679)

	$—	$(232,358)	$—	$—	$(934,775)	$—	$(1,167,133)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,969,048
Average notional value of contracts — short	66,140,487
Options:
Average value of option contracts written	26,663
Average notional value of swaption contracts purchased	44,758,000
Average notional value of swaption contracts written	46,100,000
Credit default swaps:
Average notional value — buy protection	11,512,000
Average notional value — sell protection	3,717,500
Interest rate swaps:
Average notional value — pays fixed rate	53,730,000
Average notional value — receives fixed rate	18,600,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Futures contracts	$24,283	$336,841
Options(a)	133,343	290,141
Swaps — Centrally cleared	—	160,380
Swaps — OTC(b)	1,125,449	822,101

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,283,075	$1,609,463
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,283)	(497,221)

Total derivative assets and liabilities subject to an MNA	$1,258,792	$1,112,242

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)

Bank of America NA	$79,845	$(55,994)	$—	$—	$23,851
Barclays Bank plc	19	(19)	—	—	—
Citibank NA	51,516	(51,516)	—	—	—
Deutsche Bank AG	290,510	(290,510)	—	—	—
JPMorgan Chase Bank NA	1,963	—	—	—	1,963
JPMorgan Securities LLC	834,939	(469,148)	—	(365,791)	—

	$1,258,792	$(867,187)	$—	$(365,791)	$25,814

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)

Bank of America NA	$55,994	$(55,994)	$—	$—	$—
Barclays Bank plc	1,401	(19)	—	—	1,382
Citibank NA	207,602	(51,516)	—	(127,447)	28,639
Deutsche Bank AG	378,097	(290,510)	—	(87,587)	—
JPMorgan Securities LLC	469,148	(469,148)	—	—	—

	$1,112,242	$(867,187)	$—	$(215,034)	$30,021

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock U.S. Mortgage Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$18,322,103	$367,728	$18,689,831
Non-Agency Mortgage-Backed Securities	—	24,026,797	—	24,026,797
U.S. Government Sponsored Agency Securities	—	483,507,039	—	483,507,039
U.S. Treasury Obligations	—	4,047,423	—	4,047,423
Short-Term Securities	6,807,100	—	—	6,807,100
Options Purchased:
Interest rate contracts	—	133,343	—	133,343
Liabilities:
Investments:
TBA Sale Commitments	—	(113,145,338)	—	(113,145,338)

	$6,807,100	$416,891,367	$367,728	$424,066,195

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$290,510	$—	$290,510
Interest rate contracts	42,512	499,468	—	541,980
Liabilities:
Credit contracts	—	(492,001)	—	(492,001)
Interest rate contracts	(124,228)	(2,143,321)	—	(2,267,549)

	$(81,716)	$(1,845,344)	$—	$(1,927,060)

(a)

Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $36,910,393 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

October 31, 2019

BlackRock U.S. Mortgage Portfolio

ASSETS
Investments at value — unaffiliated (cost — $530,866,623)	$537,211,533
Cash	8,084
Cash pledged:
Collateral — reverse repurchase agreements	101,000
Collateral — OTC derivatives	547,447
Futures contracts	486,000
Centrally cleared swaps	782,150
Receivables:
Investments sold	53,873,033
TBA sale commitments	112,639,301
Capital shares sold	554,992
Dividends — unaffiliated	3,611
Interest — unaffiliated	1,345,990
From the Manager	16,713
Variation margin on futures contracts	24,283
Swap premiums paid	834,939
Unrealized appreciation on:
OTC swaps	290,510
Prepaid expenses	72,160

Total assets	708,791,746

LIABILITIES
Cash received as collateral for OTC derivatives	390,000
Options written at value (premium received $348,517)	290,141
TBA sale commitments at value (proceeds $112,639,301)	113,145,338
Reverse repurchase agreements at value	36,910,393
Payables:
Investments purchased	271,229,737
Capital shares redeemed	656,683
Income dividend distributions	174,872
Investment advisory fees	80,400
Trustees’ and Officer’s fees	2,268
Other affiliates	603
Service and distribution fees	11,241
Variation margin on futures contracts	336,841
Variation margin on centrally cleared swaps	160,380
Other accrued expenses	159,552
Swap premiums received	352,953
Unrealized depreciation on:
OTC swaps	469,148

Total liabilities	424,370,550

NET ASSETS	$284,421,196

NET ASSETS CONSIST OF
Paid-in capital	$286,688,404
Accumulated loss	(2,267,208)

NET ASSETS	$284,421,196

NET ASSET VALUE
Institutional — Based on net assets of $250,614,392 and 24,429,960 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.26

Investor A — Based on net assets of $27,001,030 and 2,636,692 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.24

Investor C — Based on net assets of $6,805,774 and 664,427 shares outstanding, unlimited number of shares authorized, no par value	$10.24

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statement of Operations  (unaudited)

Six Months Ended October 31, 2019

BlackRock U.S. Mortgage Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$47,755
Interest — unaffiliated	4,697,126

Total investment income	4,744,881

EXPENSES
Investment advisory	529,274
Transfer agent — class specific	99,748
Service and distribution — class specific	70,832
Accounting services	34,711
Registration	34,208
Professional	27,360
Printing	11,584
Custodian	11,044
Trustees and Officer	341
Miscellaneous	22,116

Total expenses excluding interest expense	841,218
Interest expense	487,581

Total expenses	1,328,799
Less:
Fees waived and/or reimbursed by the Manager	(75,722)
Transfer agent fees waived and/or reimbursed — class specific	(98,475)

Total expenses after fees waived and/or reimbursed	1,154,602

Net investment income	3,590,279

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,899,519
Futures contracts	(1,241,826)
Options written	135,960
Swaps	(400,838)

392,815

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,726,774
Futures contracts	(46,047)
Options written	255,562
Swaps	(1,208,679)

5,727,610

Net realized and unrealized gain	6,120,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,710,704

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,590,279	$7,233,031
Net realized gain (loss)	392,815	(3,180,865)
Net change in unrealized appreciation (depreciation)	5,727,610	6,183,013

Net increase in net assets resulting from operations	9,710,704	10,235,179

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,699,488)	(7,159,590)
Investor A	(401,640)	(1,068,597)
Investor C	(82,994)	(304,581)

Decrease in net assets resulting from distributions to shareholders	(4,184,122)	(8,532,768)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	32,996,587	2,202,487

NET ASSETS
Total increase in net assets	38,523,169	3,904,898
Beginning of period	245,898,027	241,993,129

End of period	$284,421,196	$245,898,027

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Institutional
	Six Months Ended	Year Ended April 30,
	10/31/19
	(unaudited)	2019	2018	2017	2016		2015

Net asset value, beginning of period	$10.04	$9.96	$10.31	$10.44	$10.55		$10.24
Net investment income(a)	0.14	0.32	0.29	0.21	0.24		0.23
Net realized and unrealized gain (loss)	0.25	0.14	(0.29)	(0.02)	(0.00	)(b)	0.33
Net increase from investment operations	0.39	0.46	0.00	0.19	0.24		0.56

Distributions(c)
From net investment income	(0.17)	(0.38)	(0.35)	(0.32)	(0.27)		(0.25)
From net realized gain	—	—	—	—	(0.08)		—
Total distributions	(0.17)	(0.38)	(0.35)	(0.32)	(0.35)		(0.25)

Net asset value, end of period	$10.26	$10.04	$9.96	$10.31	$10.44		$10.55

Total Return(d)
Based on net asset value	3.86%(e)	4.73%	0.00%	1.80%(f)	2.27%		5.50%

Ratios to Average Net Assets
Total expenses	0.94%(g)	1.62%	1.08%	0.59%	0.62%		0.65%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.82%(g)	1.44%	0.91%	0.51%	0.55%		0.65%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.45%(g)	0.45%	0.45%	0.47%	0.51%		0.65%
Net investment income	2.77%(g)	3.26%	2.82%	2.04%	2.31%		2.18%

Supplemental Data
Net assets, end of period (000)	$250,614	$211,534	$189,916	$222,745	$206,193		$195,169
Portfolio turnover rate(h)	556%	1,580%	1,521%	1,502%	2,669%		1,710%

(a) Based on average shares outstanding.

(b) Amount is greater than $(0.005) per share.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.61%.

(g) Annualized.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended April 30,
	10/31/19
	(unaudited)	2019	2018	2017	2016		2015
Portfolio turnover rate (excluding MDRs)	361%	841%	826%	887%	2,104%		1,062%

See notes to financial statements.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Investor A
	Six Months Ended	Year Ended April 30,
	10/31/19 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.02	$9.94	$10.29	$10.43	$10.53	$10.22
Net investment income(a)	0.13	0.30	0.26	0.18	0.21	0.20
Net realized and unrealized gain (loss)	0.24	0.14	(0.28)	(0.03)	0.01	0.33
Net increase (decrease) from investment operations	0.37	0.44	(0.02)	0.15	0.22	0.53

Distributions(b)
From net investment income	(0.15)	(0.36)	(0.33)	(0.29)	(0.24)	(0.22)
From net realized gain	—	—	—	—	(0.08)	—
Total distributions	(0.15)	(0.36)	(0.33)	(0.29)	(0.32)	(0.22)

Net asset value, end of period	$10.24	$10.02	$9.94	$10.29	$10.43	$10.53

Total Return(c)
Based on net asset value	3.73%(d)	4.47%	(0.25)%	1.43%(e)	2.06%	5.22%

Ratios to Average Net Assets
Total expenses	1.28%(f)	1.94%	1.37%	0.91%	0.94%	0.95%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.07%(f)	1.69%	1.16%	0.79%	0.85%	0.92%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.70%(f)	0.70%	0.70%	0.75%	0.81%	0.91%
Net investment income	2.54%(f)	3.01%	2.56%	1.75%	2.04%	1.88%

Supplemental Data
Net assets, end of period (000)	$27,001	$26,577	$37,782	$51,429	$77,652	$62,677
Portfolio turnover rate(g)	556%	1,580%	1,521%	1,502%	2,669%	1,710%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.23%.

(f)  Annualized.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended April 30,
	10/31/19 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	361%	841%	826%	887%	2,104%	1,062%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio

	Investor C
	Six Months Ended	Year Ended April 30,
	10/31/19 (unaudited)	2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.02	$9.94	$10.30	$10.43	$10.53	$10.22
Net investment income(a)	0.09	0.22	0.18	0.10	0.13	0.12
Net realized and unrealized gain (loss)	0.24	0.14	(0.29)	(0.02)	0.01	0.33
Net increase (decrease) from investment operations	0.33	0.36	(0.11)	0.08	0.14	0.45

Distributions(b)
From net investment income	(0.11)	(0.28)	(0.25)	(0.21)	(0.16)	(0.14)
From net realized gain	—	—	—	—	(0.08)	—
Total distributions	(0.11)	(0.28)	(0.25)	(0.21)	(0.24)	(0.14)

Net asset value, end of period	$10.24	$10.02	$9.94	$10.30	$10.43	$10.53

Total Return(c)
Based on net asset value	3.34%(d)	3.70%	(1.09)%	0.77%(e)	1.30%	4.44%

Ratios to Average Net Assets
Total expenses	2.03%(f)	2.69%	2.12%	1.64%	1.66%	1.69%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.82%(f)	2.44%	1.91%	1.54%	1.60%	1.66%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.45%(f)	1.45%	1.45%	1.50%	1.56%	1.65%
Net investment income	1.79%(f)	2.25%	1.80%	1.00%	1.29%	1.17%

Supplemental Data
Net assets, end of period (000)	$6,806	$7,786	$14,295	$21,455	$21,757	$14,193
Portfolio turnover rate(g)	556%	1,580%	1,521%	1,502%	2,669%	1,710%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 0.58%.

(f)  Annualized.

(g) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended April 30,
	10/31/19 (unaudited)	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	361%	841%	826%	887%	2,104%	1,062%

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2019. The adjusted cost basis of securities at April 30, 2019 is $305,376,814.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended October 31, 2019, the Fund’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $37,591,629 and 2.58%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged	Net Amount	(b)
Barclays Capital, Inc.	$(2,651,432)	$2,628,692		$—	$(22,740)
BNP Paribas SA	(5,581,764)	5,581,764		—	—
Citigroup Global Markets, Inc.	(18,733,900)	15,150,215		—	(3,583,685)	(c)
Credit Suisse AG NY Branch	(9,943,297)	9,943,297		—	—

	$(36,910,393)	$33,303,968		$—	$(3,606,425)

(a)

Collateral with a value of $33,824,264 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
(c)	Non-cash collateral with a value of $4,204,693 has been sold and is pending settlement as of October 31, 2019.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (continued)

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees

Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees

Investor A	$33,736
Investor C	37,096

$70,832

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$73,475
Investor A	20,677
Investor C	5,596

$99,748

Other Fees: For the six months ended October 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $696.

For the six months ended October 31, 2019, affiliates received CDSCs of $10 for Investor C Shares.

Expense Limitations, Waivers, and Reimbursements: The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds (“ETFs”) that have a contractual management fee through August 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.45%
Investor A	0.70
Investor C	1.45

The Manager has agreed not to reduce or discontinue this contractual expense limitation through August 31, 2020, unless approved by the Board, including a majority of Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2019, the Manager waived $75,722, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended October 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed

Institutional	$ 72,303
Investor A	20,592
Investor C	5,580

$ 98,475

For the six months ended October 31, 2019, the Fund reimbursed the Manager $1,415 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the six months ended October 31, 2019, purchases and sales of investments including paydowns, mortgage dollar rolls and excluding short-term securities were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$2,058,004,571	$1,948,498,728
U.S. Government Securities	4,002,840	—

For the six months ended October 31, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Purchases and Sales — MDRs

Purchases	$681,565,327
Sales	681,492,835

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2019, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $6,449,734.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$ 530,879,686

Gross unrealized appreciation	$ 8,542,104
Gross unrealized depreciation	(4,294,837)

Net unrealized appreciation	$ 4,247,267

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/19		Year Ended 04/30/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,434,493	$55,506,251	9,726,730	$96,695,283
Shares issued in reinvestment of distributions	284,491	2,906,794	531,691	5,286,788
Shares redeemed	(2,362,801)	(24,113,692)	(8,261,935)	(81,872,764)
Net increase	3,356,183	$34,299,353	1,996,486	$20,109,307
Investor A
Shares sold and automatic conversion of shares	263,247	$2,683,639	1,458,427	$14,494,201
Shares issued in reinvestment of distributions	38,982	397,498	99,569	988,065
Shares redeemed	(317,787)	(3,238,095)	(2,707,597)	(26,859,830)
Net decrease	(15,558)	$(156,958)	(1,149,601)	$(11,377,564)
Investor C
Shares sold	31,866	$324,318	83,674	$828,972
Shares issued in reinvestment of distributions	8,064	82,240	29,946	297,176
Shares redeemed and automatic conversion of shares	(152,298)	(1,552,366)	(774,999)	(7,655,404)
Net decrease	(112,368)	$(1,145,808)	(661,379)	$(6,529,256)
Total Net Increase	3,228,257	$32,996,587	185,506	$2,202,487

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	35

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series II (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock U.S. Mortgage Portfolio (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the first, third, and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	37

Disclosure of Investment Advisory Agreement  (continued)

including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	41

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

CSMC	Credit Suisse Mortgage Capital

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

TBA	To-be-announced

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAS-10/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

  Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series II

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series II

Date: January 3, 2020

4